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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 10, 2000


                      First Community Financial Corporation
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



      North Carolina             000-26117       56-2112954
------------------------------  -----------   ------------------
(State or other jurisdiction    (Commission    (IRS Employer
  of incorporation)               File Number)   Identification No.)




                             708 South Church Street
                        Burlington, North Carolina 27215
                        ---------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (336) 227-3631


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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                              Item 5. Other Events

     On March 10, 2000, First Community Financial Corporation (the "Registrant") announced that it had approved a stock repurchase plan providing for the repurchase of up to 5% of its outstanding common stock. A copy of the press release announcing the adoption of the stock repurchase plan is attached hereto as Exhibit 99.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST COMMUNITY FINANCIAL CORPORATION



Date: March 13, 2000        By: /s/ William R. Gilliam
                               ------------------------------------------
                                    William R. Gilliam, President
                                     and Chief Executive Officer
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                                 EXHIBIT INDEX


 Exhibit No.      Description
 -----------      -----------

    99            Press Release of the Registrant distributed March 10, 2000